REGISTRATION RIGHTS AGREEMENT

     Registration Rights Agreement ("Agreement") dated as of June 20, 2000 by and among Frontline Communications Corporation, a Delaware corporation (the "Company"), DelaNet, Inc., a Delaware corporation ("DelaNet") and the stockholders of DelaNet listed on the signature pages.

                                    RECITALS

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     WHEREAS, pursuant to the Asset Purchase Agreement (the "Asset Purchase Agreement") of even date herewith between the Company, DelaNet, Michael Brown and Donald McIntire, the Company issued a Convertible Note (the "Note") to DelaNet whereby DelaNet has the option to convert the entire amount of the debt issued under the Note into unregistered shares of common stock of the Company (the "Conversion Shares");

     WHEREAS, in accordance with the terms of the Asset Purchase Agreement, the Company shall grant "piggyback" registration rights with respect to the Conversion Shares; and

     WHEREAS, it is a condition to the performance of DelaNet's obligations under the Asset Purchase Agreement that the Company enter into this Agreement with the DelaNet with respect to the Conversion Shares held by the DelaNet.

     NOW, THEREFORE, in consideration of the foregoing recitals and mutual covenants herein contained, the parties hereto do hereby agree as follows:

     1.   Piggyback Registration.

               (a) If, at any time during the period commencing ninety (90) days after the Conversion Shares are issued pursuant to the terms of the Note, the Company proposes to prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders, other than in connection with a merger, acquisition or pursuant to a registration statement on Form S-4 or Form S-8 or any successor form (for purposes of this Article 1, a "Registration Statement"), the Company will give written notice to DelaNet of its intention to do so by certified mail ("Notice"), at least fifteen (15) days prior to the filing of each such Registration Statement. Upon the written request of DelaNet, made within ten (10) days after receipt of the Notice, that the Company include any of DelaNet's Conversion Shares in the proposed Registration Statement, the Company shall, as to DelaNet, use reasonable efforts to effect the registration under the Securities Act of the Conversion Shares which it has been so requested to register ("Piggyback Registration"), at the Company's sole cost and expense and at no cost or expense to DelaNet (other than any commission, discounts or counsel fees payable by DelaNet, as further provided in Section 23(c) hereof); provided, however, that if the Piggyback Registration is in connection with an underwritten public offering and in the written opinion of the Company's underwriter or managing underwriter of the underwriting group, if any, for such offering, the inclusion of all or a portion of the Conversion Shares requested to be registered, when added to the securities being registered by the Company or the selling shareholder(s), if any, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise having an adverse effect on the offering, then the Company may exclude from such offering all or a portion of the Conversion Shares which it has been requested to register.

               (b) Notwithstanding the preceding provisions of this Section, the Company shall have the right at any time after it shall have given written notice pursuant to this Section (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.

               (c) Notwithstanding anything contained herein to the contrary, the Company shall have no obligation under this Section 1 to register the Conversion Shares if the Company receives an opinion of counsel that Rule 144 promulgated under the Securities Act permits DelaNet to transfer the Conversion Shares to the public.

     2.   Demand Registration.

     If the Company does not elect to file a Registration Statement within ninety (90) days of issuance of the Conversion Shares, DelaNet may, at any time on or after the ninety-first (91st) day following such issuance, exercise demand registration rights ("Demand Rights") and demand that the Company file a Registration Statement to register the DelaNets' shares. Upon receipt of such demand, the Company shall prepare promptly (and in no event later than thirty
(30) days of receipt of DelaNet's demand) and file with the SEC a Registration Statement with respect to not less than total the number of Conversion Shares.


     3. Covenants of the Company With Respect to Registration. The Company hereby covenants and agrees as follows:

               (a) The Company shall use reasonable efforts to cause the Registration Statement to become effective as promptly as possible under the circumstances at the time prevailing and, if any stop order shall be issued by the Commission in connection therewith, to use its reasonable efforts to obtain the removal of such order.


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

               (b) Following the effective date of a Registration Statement, the Company shall, upon the request of DelaNet, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act, and other documents necessary or incidental to the public offering of the Conversion Shares as shall be reasonably requested by DelaNet to permit DelaNet to make a public distribution of DelaNets' Conversion Shares. The obligations of the Company hereunder with respect to DelaNets' Conversion Shares are expressly conditioned on DelaNet furnishing to the Company such appropriate information concerning DelaNet, DelaNets' Conversion Shares and the terms of DelaNets' offering of such shares as the Company may request.

               (c) The Company will pay all costs, fees and expenses in connection with all Registration Statements filed pursuant to Section 1 hereof, including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses; provided, however, that DelaNet shall be solely responsible for the fees of any counsel retained by DelaNet in connection with such registration and any transfer taxes or underwriting discounts, selling commissions or selling fees applicable to the Conversion Shares sold by DelaNet pursuant thereto.

               (d) The Company will use reasonable efforts to qualify or register the Conversion Shares included in a Registration Statement for offering and sale under the securities or blue sky laws of such states as are requested by DelaNet, provided that the Company shall not be obligated to execute or file any general consent to service of process (unless the Company is already then subject to service in such jurisdiction) or to qualify as a foreign corporation to do business under the laws of any such jurisdiction, except as may be required by the Securities Act and its rules and regulations.

     4.   Covenant of DelaNet.

     DelaNet, upon receipt of notice from the Company that an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Conversion Shares until DelaNet receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

     5.   Indemnification.

               (a) The Company, its successors and assigns, shall indemnify, defend and hold harmless Michael Brown, Donald McIntire and Delanet and such person who controls DelaNet within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages and liabilities caused by or arising out of any untrue statement of a material fact contained in the Registration Statement, or caused by or arising out of any omission to state therein a material fact required to be stated


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

          therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by DelaNet or the trustees thereof expressly for use therein; provided, however, that the indemnification in this Section shall not inure to the benefit of DelaNet on account of any such loss, claim, damage or liability arising from the sale of Conversion Shares by DelaNet, if a copy of a subsequent prospectus or amendment thereto correcting the untrue statement or omission in such earlier prospectus was provided to DelaNet by the Company prior to the subject sale and the subsequent prospectus or amendment thereto was not delivered or sent by DelaNet to the purchaser prior to such sale. DelaNet and its successors and assigns shall at the same time, severally and jointly, indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact made by DelaNet in the information furnished or required to be furnished in writing to the Company by DelaNet expressly for use in the Registration Statement contained in the Registration Statement, or any prospectus included therein, or caused by any omission by DelaNet to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that DelaNet shall be liable under this Section 4 only to the extent of the amount of the Purchase Price, as such term is defined in the Asset Purchase Agreement.

     6.   Governing Law.

               (a) This Agreement shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal substantive laws of the State of Delaware without giving effect to the choice of law rules thereof.

               (b) Each of the Company and DelaNet hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States located in the County of New York, State of New York (the "New York Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the New York Courts and agrees not to plead or claim that such litigation brought in any New York Courts has been brought in an inconvenient forum.

     7. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or mailed by express, registered or certified mail, postage prepaid, return receipt requested, as follows:


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

          If to the Company, at:

                   Frontline Communications Corp.
                   One Blue Hill Plaza, Suite 1548
                   Pearl River, New York 10965
                   Attn:    Legal Department


          with a copy of the same to:

                   Tenzer Greenblatt L.L.P.
                   405 Lexington Avenue
                   23rd Floor
                   New York, NY  10174
                   Attn:  Ethan Seer, Esq.

          If to the DelaNet:

                   DelaNet, Inc.
                   262 Quigley Boulevard
                   New Castle, Delaware 19720
                   Attn:  Mike Brown

          with a copy of the same to:

                   Richards, Layton & Finger, P.A.
                   One Rodney Square
                   10th and King Street
                   Wilmington, Delaware 19801
                   Gregory V. Varallo, Esq.



     Or such other address as has been indicated by either party in accordance with a notice duly given in accordance with the provisions of this Section.

     8. Amendment. This Agreement may only be amended by a written instrument executed by the parties hereto.

     9. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

     10. Assignment; Binding Effect; Benefits. DelaNet may not assign its rights hereunder except to the stockholders of DelaNet without the prior written consent


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

of the Company, which consent may be given or withheld for any reason and any attempted assignment without having obtained such prior written notice shall be void and of no force and effect. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and the permitted assigns, heirs and legal representatives of DelaNet and the Company and its successors. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives and successors, any rights or remedies under or by reason of this Agreement.

     11. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

     12. Severability. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     13. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

Company:                       FRONTLINE COMMUNICATIONS CORP.


                               By:
                                   ---------------------------------------------
                                     Name   Stephen J. Cole-Hatchard
                                     Title: Chief Executive Officer & President

                               DELANET, INC.


                               By:
                                   ---------------------------------------------
                                     Name:  Mike Brown
                                     Title: President



                               By:
                                   ---------------------------------------------
                                     Name:  Donald McIntire
                                     Title: Vice President


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